UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 17, 2013

TIGERLOGIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-16449	94-3046892
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

25A Technology Drive

Irvine, CA 92618

(Address of principal executive offices, Zip Code)

Registrant’s telephone number, including area code:  (949) 442-4400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

Item 3.02              Unregistered Sales of Equity Securities.

Item 8.01              Other Events.

On January 17, 2013 (the “Effective Time”), TigerLogic Corporation, a Delaware corporation (“Parent”) completed its previously announced acquisition (the “Acquisition”) of Storycode, Inc. (the “Company”) pursuant to the terms of the Agreement and Plan of Merger, dated as of December 27, 2012 (as amended, the “Merger Agreement”).

On January 17, 2013, the parties amended the Merger Agreement (i) to reflect that, at the Effective Time, the single share of Company Series A-1 Preferred Stock would convert into the right to receive $1,000 (rather than $250,000), (ii) to reflect that, at the Effective Time, the Parent would pay a licensing fee of $249,000 to Handmark, Inc. (the holder of the share of Series A-1 Preferred Stock) and (iii) to make certain other changes.  The foregoing description of the amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment to Agreement and Plan of Merger (the “Amendment”), which is filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

At the Effective Time, in accordance with the Merger Agreement, the Parent issued an aggregate of 1,698,174 shares of its common stock (“Closing Parent Shares”), substituted 820,475 options to purchase its common stock for options to purchase the Company’s common stock and made cash payments in an aggregate amount of $399,200.50 (including the payments in accordance with the Amendment). An additional 444,468 shares of Parent’s common stock are subject to a holdback pursuant to the terms of the Merger Agreement (the “Holdback Shares” and, together with the Closing Parent Shares, the “Parent Shares”).

The Parent Shares issued or to be issued to the former holders of the Company’s common stock (the “Common Holders”) have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws in reliance on the exemption from the registration requirements of the Securities Act by virtue of Section 4(2) thereof and the rules and regulations promulgated thereunder based on the following factors: (i) the number of Common Holders, (ii) the absence of general solicitation, (iii) representations obtained from the Common Holders with respect to their investment experience and ability to bear economic risk, and (iv) the placement of restrictive legends on the stock certificates.

In connection with the closing of the Acquisition, the Parent entered into a Registration Rights Agreement (the “Rights Agreement”) with the Common Holders.  Under the terms of the Rights Agreement, the Parent agrees to include the Parent Shares in a registration of any of its securities for a period of five years from the Effective Time, subject to certain exceptions and to a one year contractual lock-up imposed on the Parent Shares.  The Parent has agreed to other customary obligations regarding registration, including indemnification.  The foregoing is only a brief description of the material terms of the Rights Agreement and does not purport to be a complete description of the rights and obligations of the parties thereunder.  The foregoing is qualified in its entirety by reference to the Rights Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

As a result of the issuance of Parent Shares in connection with the Acquisition, the Parent determined that it will no longer satisfy the “Controlled Company” exemption under the applicable rules of the Nasdaq Stock Market.  Accordingly, the Parent has made changes to the composition of certain committees of its Board of Directors (the “Board”).  The Board has accepted the resignation of Richard Koe from the Compensation Committee and the Nominating and Corporate Governance Committee and has appointed (i) Philip Barrett to serve as a member and Chair of the Compensation Committee and (ii) Douglas Marshall to serve as the Chair of the Nominating and Corporate Governance Committee.  Mr. Koe will continue to serve as the sole member of the Stock Committee, a subcommittee of the Board to which authority had been previously delegated, subject to certain limitations, to grant equity incentive awards to rank and file employees and service providers.

In connection with the closing of the Acquisition, the Board has appointed James McDermott, the former Chief Executive Officer of the Company, as Senior Vice President, Mobile and Social of the Parent.

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the closing of the Acquisition, Mr. Koe’s title has been modified to eliminate the “interim” references, and he will continue to serve as President and Chief Executive Officer of the Parent.

No changes have been made to Mr. Koe’s compensation, other than as described below.  The Compensation Committee and the Board have approved certain modifications to the employment and severance agreements of Mr. Koe and Thomas Lim, the Parent’s Chief Financial Officer, mainly to address changes in applicable law and to update and standardize the forms of these agreements.  Among certain other changes, the amended and restated agreements now each provides for a severance payment of six months of salary plus an additional month of salary for each year of service up to a total of twelve months of salary in the event of termination of the executive by the Parent without cause or resignation by the executive with good reason, including within twelve months following a change of control.  The foregoing description of the employment and severance agreements does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Employment and Severance Agreements for Richard Koe and Thomas Lim, which are filed as Exhibits 10.3 and Exhibit 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01.             Regulation FD Disclosure.

The Parent issued a press release on January 18, 2013 regarding the closing of the Acquisition, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 and Exhibit 99.1 incorporated herein shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Document
10.1	Amendment to Agreement and Plan of Merger
10.2	Registration Rights Agreement
10.3	Amended and Restated Employment and Severance Agreement for Richard Koe
10.4	Amended and Restated Employment and Severance Agreement for Thomas Lim
99.1	Press Release dated January 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIGERLOGIC CORPORATION

Dated: January 18, 2013	By:	/s/ Thomas Lim
Thomas Lim
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Document
10.1	Amendment to Agreement and Plan of Merger
10.2	Registration Rights Agreement
10.3	Amended and Restated Employment and Severance Agreement for Richard Koe
10.4	Amended and Restated Employment and Severance Agreement for Thomas Lim
99.1	Press Release dated January 18, 2013